                                                                  EXHIBIT 10.4

         THIS AGREEMENT ("Agreement") is dated as of August 21, 2001, by and between CONNETICS CORPORATION, a Delaware corporation, whose address for notice purposes is 3290 West Bayshore Road, Palo Alto, California 94303 (herein "CONNETICS"), and RESPOND.COM, INC., a Delaware corporation, whose address for notice purposes is 3294 West Bayshore Road, Palo Alto, California 94303 (herein "RESPOND.COM"). Connetics and Respond.com are sometimes referred to individually in this Agreement as a "Party", and collectively as the "Parties".

                                    RECITALS

     A. Respond.com, as assignor, and Connetics, as assignee, have entered into that certain Assignment and Assumption of Lease dated as of the date hereof (the "Assignment"), a copy of which is attached hereto as Exhibit A and made a part hereof, with respect to those certain premises located at 3290 West Bayshore Road, Palo Alto, CA 94303, as more fully described in the Assignment (the "3290 Premises").

     B. Connetics, as sublessor, and Respond.com, as sublessee, have also entered into that certain Sublease dated as of the date hereof (the "3290 Sublease") with respect to a portion of the 3290 Premises, a copy of which is attached as Exhibit B hereto and made a part hereof.

     C. Connetics, as sublessor, and Respond.com, as sublessee, have also entered into that certain Sublease dated as of the date hereof (the "3294 Sublease"), a copy of which is attached as Exhibit C hereto and made a part hereof, with respect to a portion of the premises located at 3294 West Bayshore Avenue, Palo Alto, California, which premises are located adjacent to the 3290 Premises.

     D. The Parties have agreed to terms supplemental to the Assignment, the 3290 Sublease and the 3294 Sublease, as set forth herein. The Parties agree that the Assignment, the 3290 Sublease, the 3294 Sublease and the Non-Disclosure Agreement referenced in Section 6 hereof constitute the entire agreement between the Parties with regard to the real property located at 3290 and 3294 West Bayshore Avenue, Palo Alto, California.

     THEREFORE, the Parties agree as follows:

1.  PREMIUM

Throughout the term of the 3294 Sublease, Respond.com shall pay to Connetics an additional sum ("Premium") as follows: (i) $14,914.75 per month from the Commencement Date of the 3294 Sublease until April 30, 2002, and (ii) $15,914.75 per month from May 1, 2002 until January 31, 2003. The Premium shall be payable on the same date as the monthly rental specified in the 3294 Sublease, and prorated for any partial month as specified in Section 3 of the 3294 Sublease. Upon the termination or earlier expiration of the 3294 Sublease, Respond.com shall have no further obligation to pay any portion of the Premium. In the event that Respond.com assigns the 3294 Sublease (which assignment shall be subject to the terms and conditions set forth in the 3294 Sublease), Connetics shall have the right to condition its consent to the assignment to an agreement by the potential assignee to also assume Respond.com's obligations under this Agreement.

2.   FURNITURE TO BE TRANSFERRED TO RESPOND.COM

On or before the Commencement Date of the 3294 Sublease, Connetics and Respond.com shall enter into a bill of sale with respect to the furniture to be transferred from Connetics to Respond.com, the form of which is attached hereto as Exhibit D and made a part hereof.

3.   FURNITURE TO BE TRANSFERRED TO CONNETICS

Upon the Effective Date of the Assignment, Connetics and Respond.com shall enter into a bill of sale with respect to the furniture to be transferred from Respond.com to Connetics, the form of which is attached hereto as Exhibit E and made a part hereof.

4.   ASSIGNMENT

Either Party may assign its respective interest under this Agreement by obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any such assignment will not release the assigning Party of any and all liability accruing to that Party prior to the effective date of such assignment.

5.   TERMINATION

5.1  TERMINATION BY RESPOND.COM

Respond.com is entitled by written notice to Connetics to terminate this Agreement upon the happening of any of the following events:

     (i)     the termination of the 3294 Sublease;

     (ii) the failure of Connetics to rectify any material breach or non-observance of any of the terms and conditions contained in this Agreement within thirty (30) days after Respond.com gives written notice to Connetics specifying such breach or non-observance and requiring that it be rectified;

     (iii) a petition or other application being presented or resolution being passed for the winding up, liquidation or dissolution of Connetics;

     (iv) the appointment of a receiver or receiver and manager or official manager or agent of a creditor of Connetics;

     (v) Connetics ceasing to carry on business or stopping or wrongfully suspending payment of any of its creditors or stating an intention to do so.

5.2  TERMINATION BY CONNETICS

Connetics is entitled by written notice to Respond.com to terminate this Agreement upon the happening of any of the following events:

     (i)     the termination of the 3294 Sublease;

     (ii) the failure of Respond.com to rectify any material breach or non-observance of any of the terms and conditions contained in this Agreement within thirty (30) days after Connetics gives written notice to Respond.com specifying such breach or non-observance and requiring it to be rectified;

     (iii) a petition or other application being presented or resolution being passed for the winding up, liquidation or dissolution of Respond.com or notice of intention to propose such a resolution being given or the entry of Respond.com into a scheme of arrangement or compromise with any of its creditors;

     (iv) the appointment of a receiver or receiver and manager or official manager or agent of a creditor of Respond.com;

     (v) Respond.com ceasing to carry on business or stopping or wrongfully suspending payment of any of its creditors or stating an intention to do so.

16.  CONFIDENTIALITY

The Parties acknowledge that the terms of this Agreement and all discussions and correspondence in connection therewith is confidential and the terms of this Agreement and such discussions and correspondence shall not in any way be disclosed to any third party except in connection with a proposed assignment of this Agreement or with the prior written consent of the non-disclosing Party and each Party will take every reasonable precaution to protect the confidentiality of such information and with no less restrictive precautions than it takes to protect its own confidential information.

The parties acknowledge and agree to continue to abide by the terms of a Mutual Nondisclosure Agreement entered into between the Parties on June 29, 2001, a copy of which is attached as Exhibit F hereto, and agree that the terms hereof are not in any way intended to amend, supersede or circumvent the terms of said agreement.

7.   NOTICES

Any notices or demands which may or are required to be given by either Party to the other hereunder shall be in writing. All notices and demands shall be sufficient if delivered in person, by receipted courier service, or sent by United States Mail, postage pre-paid. Any such notice is effective at the time of delivery or of mailed, two (2) business days after mailing. For purposes of this Agreement, the Parties' contact information is as follows:

     (a) If to Connetics, then to: Christopher T. Holman
                                   Director, Facilities and Production Planning
                                   Connetics Corporation
                                   3294 West Bayshore RD.
                                   Palo Alto, CA  94303

                                   Tel: 650-843-2807
                                   Fax: 650-843-2898

     (b)  If to Respond.com, to:   Respond.com, Inc.
                                   3290 West Bayshore Road
                                   Palo Alto, CA 94303
                                   Tel: 650-461-1000
                                   Fax: 650-461-1892
                                   Attn:  Chief Executive Officer

                                   With a copy to:
                                   Wilson Sonsini Goodrich & Rosati
                                   650 Page Mill Road
                                   Palo Alto, CA 94304-1050
                                   Tel: 650-493-9300
                                   Fax: 650-493-6811
                                   Attn:  Stephen Bochner


8. SEVERANCE

If any provision of this Agreement is held to be invalid, illegal or unenforceable by a court of competent jurisdiction, then: (a) such provision will be deemed amended to conform to applicable laws of such jurisdiction so as to be valid and enforceable, or, if it cannot be so amended without materially altering the intention of the Parties, it will be stricken; (b) the remaining provisions of this Agreement will remain in full force and effect.

9. WAIVER

No term or condition of this Agreement is considered waived unless reduced to writing and duly executed by an officer of the waiving Party.

10. PROPER LAW

This Agreement is governed by the laws of the State of California and any disputes hereunder shall be subject to the exclusive jurisdiction of the State of California.

11. ENTIRE AGREEMENT

This Agreement sets forth the entire agreement of the Parties with regard to the subject matter herein and, except as otherwise stated herein, supersedes all other agreements between the Parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of the date first specified above.

CONNETICS CORPORATION,                      Respond.com, Inc.,
a Delaware corporation                      a Delaware corporation


________________________________            By:  ___________________________
John L. Higgins
Executive Vice President, Finance &         Name: __________________________
Administration, CFO
                                            Its: ___________________________

                                    EXHIBIT A

                                   ASSIGNMENT

                                    EXHIBIT B

                                  3290 SUBLEASE

                                    EXHIBIT C

                                  3294 SUBLEASE

                                   EXHIBIT D

                                  BILL OF SALE

                              (CONNETICS FURNITURE)

         For the sum of One Dollar ($1) representing good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Connetics Corporation ("Seller") hereby bargains, sells, assigns, transfers and delivers to Respond.com, Inc. ("Purchaser") all of Seller's right, title and interest in and to the property described on the attached Exhibit A (the "Property").

         Seller hereby represents and warrants to Purchaser that (a) Seller is the absolute owner of the Property, (b) the Property is free and clear of all liens, charges and encumbrances and (c) Seller has full right, power and authority to sell the Property and to execute and deliver this Bill of Sale. Seller will defend, indemnify, and hold Purchaser harmless from all claims or causes of action alleging claims to the contrary. The Property is delivered and sold in its present condition "AS IS," and ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABLITY ARE HEREBY EXCLUDED.

         TO HAVE AND TO HOLD all and singular the Property unto Purchaser, its successors, heirs, executors, administrators and assigns to their own proper use and benefit, forever.

         IN WITNESS WHEREOF, this Bill of Sale has been executed as of __________, 2001.

                                       SELLER:
                                       Connetics Corporation,
                                       a Delaware Corporation

                                       By:
                                          --------------------------------------
                                       Name: John Higgins
                                       Its: Chief Financial Officer


                                       PURCHASER:
                                       Respond.com, Inc.,
                                       a Delaware Corporation

                                       By:
                                          --------------------------------------
                                       Name: Dana C. Stalder
                                       Its: Chief Financial Officer

                                    EXHIBIT A

                  ASSETS TRANSFERRED FROM CONNETICS CORPORATION
                              TO RESPOND.COM, INC.

COUNT     DESCRIPTION
-----     -----------
  11      8' X 8' blue cubicles
          (Includes walls, desktops, 19 double sectioned
          overhead cabinets, taks lights, 10 three drawer
          pedstal, 14 two drawer pedistals.)

   3      8" X 12" blue cubicles
          (Includes walls, desktops, 3 double sectioned overhead cabinets, 3 single sectioned cabinets, taks lights, 3 three drawer pedstal, 2 two drawer pedistals.)

   1      Credenza
   1      48" X 12" Table (Conference Room Table)
  18      Gray United Conference Room Chairs

  28      Purple Side Chairs
  23      Plum Side Chaairs
  19      Blackberry Side Chairs

   6      30" X 60" Lunch room tables

  26      Gray 7' X 9" cubicles
          (Includes walls, desktops, 11 double sectioned overhead cabinets, 28 single overhead cabinets, taks lights, 23 three drawer pedstal, 23 two drawer pedistals, &
          15 metal shelves.)

   1      48" Round table

   2      3' X 8' table

   1      29" X 8' table

   8      36" Round Tables

  60      Gray United Swivel Ergo chairs

  27      Gray United Sled based Chairs

   4      Dark Gray Office Master Swivel Ergo Chairs

   1      Gray Chair

   2      Red Stool Chair

   1      Black stool Chair

   3      Green Swivel Office Master Ergo chairs

   1      Teal Swivel Office master Ergo chairs

   1      United Swivel Ergo Chairs

  13      Stylex Swivel ergo Chairs (Mixed colors)

   8      Stylex Sled Based Chairs (Mixed Colors)

          Hard Wall Offices
          ( Includes 28 two drawer pedistals, 27 three drawer pedistals, 6 metal shelves, 15 wall mounted task boards, 43 overhead cabinets, desktops & frames, tasklights)

   2      Refrigerators

   3      Printer Stands

   1      Printer Table

   1      Phone Stand

   1      TV Cabinet

   1      3' X 8' Table

   2      Large open shelves

   1      Printer Stand

   1      Mail sorting Shelves

   1      Workstation

   2      refrigerators

   3      printer stands

   1      printer table

   1      phone stand

   1      TV cabinet

   1      3 x 8 table

   2      large open shelving

   1      printer stand

   1      mail sorting shelves

   1      workstation from storage room

   All    attached white boards

                                    EXHIBIT E

                                  BILL OF SALE

                             (RESPOND.COM FURNITURE)

         For the sum of One Dollar ($1) representing good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Respond.com, Inc. ("Seller") hereby bargains, sells, assigns, transfers and delivers to Connetics Corporation ("Purchaser") all of Seller's right, title and interest in and to the property described on the attached Exhibit A (the "Property").

         Seller hereby represents and warrants to Purchaser that (a) Seller is the absolute owner of the Property, (b) the Property is free and clear of all liens, charges and encumbrances and (c) Seller has full right, power and authority to sell the Property and to execute and deliver this Bill of Sale. Seller will defend, indemnify, and hold Purchaser harmless from all claims or causes of action alleging claims to the contrary. The Property is delivered and sold in its present condition "AS IS," and ALL WARRANTIES OF QUALITY, FITNESS AND MERCHANTABLITY ARE HEREBY EXCLUDED.

         TO HAVE AND TO HOLD all and singular the Property unto Purchaser, its successors, heirs, executors, administrators and assigns to their own proper use and benefit, forever.

         IN WITNESS WHEREOF, this Bill of Sale has been executed as of __________, 2001.

                                   SELLER:
                                   Respond.com, Inc.,
                                   a Delaware Corporation

                                   By:
                                      ------------------------------------------
                                   Name: Dana C. Stalder
                                   Its: Chief Financial Officer


                                   PURCHASER:
                                   Connetics Corporation,
                                   a Delaware Corporation

                                   By:
                                      ------------------------------------------
                                   Name: John Higgins
                                   Its: Chief Financial Officer

                            EXHIBIT A TO BILL OF SALE

                    ASSETS TRANSFERRED FROM RESPOND.COM, INC.

                            TO CONNETICS CORPORATION

COUNT     DESCRIPTION
-----     -----------
 49       Desk Chairs - Blue
  2       48" Round Conference Tables
  1       10" Oval Conference Table
  2       Whiteboards
 28       Hon Pagoda Stack Chairs
  8       Chrome Shelving
  3       Printer Stands
  2       Grey Tables
 25       Keyboard Trays
145       Cubes
  1       Cubes (partial)
114       Desk Chairs - Green
  2       48" Round Conference Table
  1       Oval Conference Table (72x42x29)
 18       Boardroom Chairs
  4       Cabinet-Storage
  6       Counters   Kitchen
  5       Lunchroom Tables
 10       Lunchroom Chairs
  1       Prizmatic Rect. Table w/110v (Board Room)
  1       Office desk and File Cabinet
  4       Leather Chairs
  1       Refrigerator - Black
  1       DSS Satellite Dish

                                    EXHIBIT F
                         MUTUAL NONDISCLOSURE AGREEMENT
                                [TO BE ATTACHED]



                                       16